Prepaid Expenses and other current assets	12 Months Ended
Jul. 31, 2025
TALENTEC SDN. BHD. [Member]
Prepaid Expenses and other current assets

4.	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets, net consist of the following:

	As of July 31,
	2024	2025
Prepaid expenses	$18,907	$256
Deposits	12,742	47,654
Prepaid taxes	7,265	7,821
Prepaid expenses and other current assets	$38,914	$55,731